SECURITIES AND EXCHANGE COMMISSION
			                      WASHINGTON, D.C.  20549

                          		      FORM 8-K

          		  Current Report Pursuant to Section 13 or 15(d) of
			                      The Securities Act of 1934


Date of Report:  June 25, 1998
		     -------------------


               			 XEROGRAPHIC LASER IMAGES CORPORATION
			             ------------------------------------
	       (Exact name of registrant as specified in its charter)


      	   Delaware                1-11236                   51-0319174
	       ------------             ---------                --------------
(State or other jurisdiction     (Commission              (I.R.S. Employer
      of incorporation)          File Number)             Identification No.)


101 Billerica Avenue, 5 Billerica Park, North Billerica, MA           01862
------------------------------------------------------------         --------
          (Address of principal executive offices)                  (Zip
Code)


                       		 (978) 670-5999
				      ----------------
	       (Registrant's telephone number, including area code)








	           	     Information to Be Included in the Report


Item 1      Changes in Control of Registrant

		Not Applicable

Item 2      Acquisition or Disposition of Assets

            Not Applicable

Item 3      Bankruptcy or Receivership

            Not Applicable

Item 4      Changes in Registrant's Certifying Accountant

            Not Applicable

Item 5      Other Events

            Exhibit No.  	Description of Exhibit
            -----------      -----------------------

                10.47.1     Amendment No. 1 to Promissory Note and
                       					Agreement Between Oak Technology, Inc.
					                       and Xerographic Laser Images

Item 6     Resignations of Registrant's Directors

           Not Applicable

Item 7     Financial Statements and Exhibits

           Not Applicable

Item 8     Change in Fiscal Year

           Not Applicable





Signatures
----------

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                       		Xerographic Laser Images Corporation
      	                  ---------------------------------------
 	              			       (Registrant)



Date:  June 25, 1998          By:        /s/ James L. Salerno
      -----------------          -------------------------------------
	                           James L. Salerno, Chief Financial Officer
	                           (Principal Financial and Accounting Officer)